UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

NATURE’S SUNSHINE PRODUCTS, INC.
(Exact name of registrant specified in its charter)

Utah	001-34483	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
 2901 West Bluegrass Blvd., Suite 100
Lehi, Utah 84043
(Address of principal executive offices and zip code)

Registrant’s telephone, including area code:  (801) 341-7900

N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	NATR	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 23, 2022, Nature’s Sunshine Product, Inc. (the “Company”) entered into an amendment (the “Amendment No. 4”) to that loan and security agreement dated July 11, 2017 (the “Original Loan Agreement”) between the Company, as borrower, and Bank of America, N.A. (the “Bank”).

Amendment No. 4 extends the maturity date of the Original Loan Agreement to June 1, 2027 and allows the Company to increase the credit commitment to $25,000,000 (up to three instances at a minimum of $5,000,000 each instance), subject to the Bank’s internal credit approval each time. Amendment No. 4 does not modify the requirement in the Original Loan Agreement that provides for acceleration of payment upon Events of Default (as defined in the Original Loan Agreement).

Amendment No. 4 amends the interest rate to use the greater of the BSBY Daily Floating Rate or the Index Floor plus 1.5 percentage points.

Among other changes to the Original Loan Agreement, Amendment No. 4 modifies terms related to flood insurance, banking days, successor rates, and electronic books and signatures.

The foregoing description of the Original Loan Agreement and Amendment No. 4 does not purport to be a complete statement of the parties’ rights and obligations under such agreements and is qualified in its entirety by reference to the full text of the Original Loan Agreement and Amendment No. 4, which are each attached hereto as Exhibits 10.1 and 10.2 to this Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Report on Form 8-K is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

Item No.	Exhibit
10.1	Original Loan Agreement (Previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed on June 16, 2020, and is incorporated herein by reference.)
10.2	Amendment No. 4 to Loan Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: June 27, 2022	By:	/s/ Nathan G. Brower
Nathan G. Brower, Executive Vice President, General Counsel and Secretary